FOR IMMEDIATE RELEASE: October 11, 2023 Centrus Begins Enrichment Operations in Ohio First New U.S.-Owned Uranium Enrichment Plant to Begin Production Since 1954 PIKETON, OH – Today, Centrus Energy announced that it has begun enrichment operations at its High-Assay Low-Enriched Uranium (HALEU) facility in Piketon, Ohio, and expects to begin withdrawing HALEU product later this month. It is the only NRC-licensed HALEU facility in the United States and the first new U.S.-owned, U.S.-technology uranium enrichment plant to begin production since 1954. Deputy Secretary of Energy David Turk, National Association of Building Trade Unions President Sean McGarvey, National Association of Manufacturers President and CEO Jay Timmons, and Pike County Commissioner Tony Montgomery joined Centrus President and CEO Daniel Poneman to mark this historic milestone in the restoration of U.S. nuclear leadership. “This moment holds great pride – and promise – for the Nation,” said Poneman. “We hope that this demonstration cascade will soon be joined by thousands of additional centrifuges right here in Piketon to produce the HALEU needed to fuel the next generation of advanced reactors, Low- Enriched-Uranium to sustain the existing fleet of reactors, and the enriched uranium needed to sustain our nuclear deterrent for generations to come. This is how the United States can recover its lost nuclear independence.” “It’s remarkable what we can accomplish in the truly American public, private partnership model. For the first time ever, an American company is producing HALEU on American soil, providing critical fuel for advanced nuclear reactors, a statement that America’s committed to our energy security,” Deputy Energy Secretary Turk said at the event. Centrus met every required milestone on time and on budget during construction of the cascade and is starting production two months earlier than scheduled under the competitively-awarded, cost-shared contract the company signed with the U.S. Department of Energy in 2022. HALEU is an advanced nuclear fuel required for most of the next-generation reactor designs currently under development. The capacity of the 16-centrifuge cascade is modest – about 900 kilograms of HALEU per year – but with sufficient funding and offtake commitments, Centrus could significantly expand production. A full-scale HALEU cascade, consisting of 120 centrifuge machines, with a combined capacity to produce approximately 6,000 kilograms of

HALEU per year (6 MTU/year), could be producing HALEU 42 months after securing the necessary funding. With appropriate support, Centrus could add a second HALEU cascade six months later and subsequent cascades every two months after that. That would mobilize hundreds of union workers in Ohio to build and operate the plant and support thousands of direct and indirect jobs across a nationwide manufacturing supply chain. The Piketon facility has ample space for the thousands of machines that will be needed to meet the growing demand for enriched uranium in the decades to come. About Centrus Energy Centrus Energy is a trusted supplier of nuclear fuel and services for the nuclear power industry. Centrus provides value to its utility customers through the reliability and diversity of its supply sources – helping them meet the growing need for clean, affordable, carbon-free electricity. Since 1998, the Company has provided its utility customers with more than 1,750 reactor years of fuel, which is equivalent to 7 billion tons of coal. With world-class technical and engineering capabilities, Centrus is also advancing the next generation of centrifuge technologies so that America can restore its domestic uranium enrichment capability in the future. Find out more at www.centrusenergy.com. Forward Looking Statements This news release contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements mean statements related to future events, which may impact our expected future business and financial performance, and often contain words such as “expects”, “anticipates”, “intends”, “plans”, “believes”, “will”, “should”, “could”, “would” or “may” and other words of similar meaning. These forward-looking statements are based on information available to us as of the date of this news release and represent management’s current views and assumptions. Forward-looking statements are not guarantees of future performance, events or results and involve known and unknown risks, uncertainties, and other factors, which may be beyond our control. For Centrus Energy Corp., particular risks and uncertainties that could cause our actual future results to differ materially from those expressed in our forward-looking statements include but are not limited to the following which are, and will be, exacerbated by the COVID-19 pandemic and subsequent variants, and any worsening of the global business and economic environment as a result; risks related to component failure which prevent plant operations or HALEU production; risks related to whether or when government funding or demand for high-assay low-enriched uranium (“HALEU”) for government or commercial uses will materialize; risks related to (i) our ability to perform and absorb costs under our agreement with the U.S. Department of Energy (“DOE”) to deploy and operate a cascade of centrifuges to demonstrate production of HALEU for advanced reactors (the “HALEU Operations Contract”), (ii) our ability to obtain contracts and funding to be able to continue operations and (iii) our ability to obtain and/or perform under other agreements; risks that (i) we may not obtain the full benefit of the HALEU Operation Contract and may not be able or allowed to operate the HALEU enrichment facility to produce HALEU after the completion of the HALEU Operation Contract or (ii) the HALEU enrichment facility may not be available to us as a future source of supply; risks related to the government’s inability to satisfy its obligations under the HALEU Operation Contract; risks related to uncertainty regarding our ability to commercially deploy a competitive enrichment technology; risks related to the fact that we face significant competition from major producers who may be less cost sensitive or are wholly or partially government owned; risks related to the impact of government regulation and policies including by the DOE and the U.S. Nuclear Regulatory Commission; and other risks and uncertainties discussed in this and our other filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this news release. These factors may not constitute all factors that could cause actual results to differ from those discussed in any forward-looking statement. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results. Readers are urged to carefully review and consider the various disclosures made in this news release and in our other filings with the SEC, including our Annual report on Form 10-K for the year ended December 31, 2022, and our other filings with the SEC that attempt to advise interested parties of the risks and factors that may affect our business. We do not undertake to update our forward-looking statements to reflect events or circumstances that may arise after the date of this news release, except as required by law. ### Contacts: Investors: Dan Leistikow at LeistikowD@centrusenergy.com Media: Lindsey Geisler at GeislerLR@centrusenergy.com